UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/25/2007

WARREN RESOURCES, INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33275

MD	11-3024080
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

489 Fifth Avenue, 32nd Floor, New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 697-9660
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On January 25, 2007, Warren Resources, Inc. issued a press release announcing 2006 oil and gas production and providing an operational update. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

Item 9.01.    Financial Statements and Exhibits

EXHIBIT          DESCRIPTION OF EXHIBIT

99.1 -            Press Release, dated January 25, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARREN RESOURCES, INC

Date: January 25, 2007	By:	/s/ Norman F. Swanton
Norman F. Swanton
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1